Exhibit 10.5

AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) dated as of December 1, 2023, by and between Pluri-Biotech Ltd. (the “Company”) and Ms. Chen Franco -Yehuda (the “Executive”). Each of the Company and the Executive shall be referred to collectively as the “Parties” and individually as a “Party.”

W I T N E S S E T H:

WHEREAS, the Parties entered into an Amended and Restated Employment Agreement dated as of September 10, 2020 (the “Original Employment Agreement”) pursuant to which the Executive was employed by the Company upon the terms and conditions therein;

WHEREAS the Parties entered into an amendment to the Employment Agreement, dated as of September 13, 2021 (the “Amended Employment Agreement” and together with the Original Employment Agreement, the “Employment Agreement”) upon the terms and conditions therein;

WHEREAS, the Parties seek to amend certain provisions of the Employment Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties agree with the others as follows:

1. Unless otherwise defined herein, all terms and conditions used in this Amendment shall have the meanings assigned to such terms in the Employment Agreement.

2. Starting from December 1, 2023, the position of the Executive and her base salary will be reduced to 80% for a period of three (3) months, concluding on February 29, 2024. All other legal rights and social benefits will be adjusted accordingly.

3. Further Assurances. Each Party hereto, without additional consideration, shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other Party hereto in order to carry out the provisions and purposes of this Amendment.

4. Counterparts. This Amendment may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5. Headings. The headings of Articles and Sections in this Amendment are provided for convenience only and will not affect its construction or interpretation.

6. Waiver. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Amendment or any of the documents referred to in this Amendment will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege.

1. Severability. The invalidity or unenforceability of any provisions of this Amendment pursuant to any applicable law shall not affect the validity of the remaining provisions hereof, but this Amendment shall be construed as if not containing the provision held invalid or unenforceable in the jurisdiction in which so held, and the remaining provisions of this Amendment shall remain in full force and effect. If the Amendment may not be effectively construed as if not containing the provision held invalid or unenforceable, then the provision contained herein that is held invalid or unenforceable shall be reformed so that it meets such requirements as to make it valid or enforceable.

2. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Israel, without giving effect to the rules respecting conflict-of-law. Any disputes arising from this Amendment shall be resolved pursuant to Section 8.7 of the Original Employment Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Amended and Restated Employment Agreement to be duly executed as of the day and year first above written.

Company:

PLURI BIOTECH LTD.

By:	/S/ Yaky Yanay
Name:	Yaky Yanay
Title:	CEO

Executive:

/s/ Chen Franco-Yehuda
Ms. Chen Franco-Yehuda